                                                 ------------------------------
                                                 OMB APPROVAL
                                                 ------------------------------
                                                 OMB Number:        3235-0060
                                                 Expires:         May 31, 2000
                                                 Estimated average burden
                                                 hours per response.......5.00
                                                 -------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 2, 1999
                                                --------------------------------

                                NRG Energy, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

           Delaware                         333-33397             41-1724239
--------------------------------------------------------------------------------
(State or other jurisdiction                 (Commission        (IRS Employer
   of incorporation)                         File Number)    Identification No.)

1221 Nicollet Mall, Minneapolis, Minnesota                         55403
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (612) 373-5300
                                                  ------------------------------

                                      None
--------------------------------------------------------------------------------
        (Former name and former address, if changed since last report.)










       POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION
       OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED
                     TO RESPOND UNLESS THE FORM
       DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.      SEC 873 (1/99) 1 OF 6

Item 5.  Other Events.

         On November 3, 1999, we filed a Prospectus Supplement, dated November 2, 1999, and accompanying Prospectus, dated April 7, 1999, relating to the offering of $240,000,000 principal amount of our 8.0% Remarketable or Redeemable Securities (ROARS) due November 1, 2013 (Remarketing Date November 1, 2003). In this connection, we are filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                Description

1.1 Underwriting Agreement, dated November 2, 1999, by and among NRG Energy, Inc. and Banc of America Securities LLC, CIBC World Markets Corp., Credit Suisse First Boston Corporation and Goldman Sachs & Co. as Representatives of the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the ROARS.

25.1                       Statement of Eligibility of Trustee.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                                                                   NRG Energy, Inc.
                                                                           ---------------------------------------------------------
                                                                                                   (Registrant)

Date                     November 3, 1999
    --------------------------------------------------------------------   /S/ Leonard A. Bluhm
                                                                                                (Signature)*
                                                                           Name:  Leonard A. Bluhm
                                                                           Title: Executive Vice President and Chief Financial
                                                                                  Officer

*Print name and title of the signing officer under this signature





                                                                                                                   SEC 873 5 of 5